PRIVATE PLACEMENT
SUBSCRIPTION AGREEMENT

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE LAWS OF ANY STATE, AND ARE BEING ISSUED IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE ACT. THESE Shares MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE U.S. OR TO U.S. PERSONS IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION.

IF YOU ARE A CANADIAN QUALIFIED INVESTOR THEN IF THE TOTAL NUMBER OF SHAREHOLDERS OR SHARES IN CANADIAN HANDS EXCEEDS 10% THE HOLDER OF THESE SHARES MUST NOT TRADE THE SHARES BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (i) THE DISTRIBUTION DATE, AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY IN CANADA.

REQUIREMENTS TO SUBSCRIBE - Subscribers please note that to fulfill this subscription properly you must (a) read this document carefully and acquire independent legal and investment advice as this document constitutes a binding legal document, (b) fill in the amount of Shares subscribed for in the section "Amount Subscribed and Method of Payment" at page 2 below, (c) check off the exemption in the appropriate appendix which applies to you as one of a US (Appendix I) or Canadian (Appendix II) or foreign (Appendix III) subscriber and sign the appendix, (d) complete the signature and information page at page 3, and (e) deliver this subscription agreement and payment, in accordance with the section "Amount Subscribed and Method of Payment" on page 2.

To: BLACK HAWK EXPLORATION, INC. (referred to as the "Company"), a Nevada company with an address for notice and delivery located at 8391 Beverly Blvd. Los Angeles, California, 90048

The Company is offering to eligible investors, including the subscriber (hereinafter referred to as the "Subscriber") entering into this Subscription Agreement (the "Agreement") with the Company, on an exempt private placement basis and on the terms of this Agreement, shares in the capital of the Company (each, a "Share") at a price of $0.10 per share.

This offering is not subject to the receipt of a minimum subscription amount and any received subscription monies may be placed into the Company's accounts and employed by the Company immediately upon receipt and prior to acceptance and issuance of any Shares. The Company offers, and the Subscriber accepts, the Shares on the terms and conditions as set forth in this Agreement. This Agreement is made specifically subject to the terms of the attached Schedule "A" and Appendices, which are incorporated herein as terms.

AMOUNT SUBSCRIBED AND METHOD OF PAYMENT

1.1 Subscription for Shares. Based upon the terms and representations of this Agreement given by each party to the other, the Subscriber hereby irrevocably subscribes for and agrees to purchase Shares, at a subscription price of US$0.10 per Share, for aggregate consideration of $ (the "Subscription Price").

1.2 Method of Subscription. Subscriptions for Shares shall be made by:

(a) delivering to the Company an originally executed copy of this Agreement (Note - please fill in the above section 1.1, the appropriate attached Appendix for your exemption category and fully complete the signature and information page at page 3), and

(b) payment of the Subscription Price in the following manner:

    by delivery of a bank draft or cashier's check to "Black Hawk Exploration, Inc." with the completed Subscription Agreement for the Subscription Price; or

    by wire transfer to the Company by the following wiring instructions.

NOTICE - The Subscriber's financial institution may charge a fee to initiate a wire transfer in accordance with the above wire instructions. In order to guarantee that the full amount of the Subscription Price representing the Shares that the Subscriber wishes to purchase is received by the Companies, the Subscriber should confirm the amount of any such fee and provide to the financial institution initiating the wire transfer cash in an amount equal to the Subscription Price plus any such fee charged by such financial institution. Failure to do so may result in some or all of the Subscriber's subscription for Shares to be rejected by the Companies for receipt of insufficient funds.

IN WITNESS WHEREOF the Parties hereto have hereunto set their respective hands and seals in the presence of their duly authorized signatories effective as at the date first above written.

SUBSCRIPTION BY SUBSCRIBER:

SUBSCRIBER STATEMENT - I, the Subscriber, have sought such independent counsel as I consider necessary and I have read this Agreement carefully and accept, agree and acknowledge the representations and terms thereof in full and without exception and agree that this Agreement constitutes the entire agreement between us and there are no collateral representations or agreements.

Dated at , on this day of , 2006.

REMEMBER: The Subscriber must also carefully read Schedule "A" additional terms of this Agreement and complete and sign the appropriate Appendix to declare his exemption qualifying the subscriber as an eligible purchaser.

Name of Subscriber - please print

By:
Signature of Subscriber Subscriber's Address

Telephone Number email address

Please print name of signing officer whose
signature appears above if different than
the name of the Subscriber printed above

Acceptance by the Company:

BLACK HAWK EXPLORATION, INC. hereby accepts the above subscription by the Subscriber on this _____ day of , 2006.

By: Authorized Signatory

APPENDIX I

U.S. CERTIFICATE
IN THE MATTER OF BLACK HAWK EXPLORATION INC.
(the "Company")

AND THE UNITED STATES SECURITIES ACT OF 1933 (the "Act")

In addition to the covenants, representations and warranties contained in the Subscription Agreement to which this Appendix I - "U.S. Certificate" is attached, the undersigned Subscriber covenants, represents and warrants to the Company that:

If the Subscriber is a US citizen (or otherwise subject to US jurisdiction) the Subscriber hereby so declares and further declares that the Subscriber is an "Accredited Investor" as that term is defined in Regulation D promulgated under the Act, by virtue of the Subscriber's qualification under one or more of the following categories (PLEASE CHECK OFF APPROPRIATE CATEGORY):

( ) The Subscriber is a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000.

( ) The Subscriber is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

( ) The Subscriber is a corporation, organization described in section 501(c)(3) of the United States Internal Revenue Code, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

( ) The Subscriber is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person.

( ) The Subscriber is a director or executive officer of the Corporation.

( ) The Subscriber is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

( ) The Subscriber is a bank as defined in section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Shares Exchange Act of 1934; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self- directed plan, with investment decisions made solely by persons that are accredited investors.

( ) The Subscriber is an entity in which all of the equity owners are accredited investors under one or more of the categories set forth above.

The statements made in this Certificate are true.

DATED , 2006.

Name of Subscriber [Please Print]

Signature of Subscriber or Authorized Signatory of Subscriber

Name and Office of Authorized Signatory [Please Print]

Address of Subscriber

APPENDIX II

CERTIFICATE FOR:
INVESTORS IN ALL CANADIAN JURISDICTIONS
IN THE MATTER OF Black Hawk Exploration INC.
(the "Company")

In addition to the Schedule "A" terms in the attached Private Placement Subscription Agreement, the undersigned Subscriber warrants to the Company, with the force and solemnity of a statutory oath, on which the Company relies as to appropriate investment exemption, that the Subscriber is:

1. an "accredited investor", as defined in National Instrument 45-106 Prospectus and Registration Exemptions ("NI 45-106"), by reason of the fact that the undersigned Subscriber is (place an "X" on the appropriate line or lines):

(a) a Canadian financial institution, or a Schedule III bank,

(b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

(c) a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting Shares of the subsidiary, except the voting Shares required by law to be owned by directors of that subsidiary,

(d) a person registered under the Shares legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Shares Act (Ontario) or the Shares Act (Newfoundland and Labrador),

(e) an individual registered or formerly registered under the Shares legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

(f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

(g) a municipality, public board or commission in Canada and a metropolitan commSharey, school board, the Comite de gestion de la taxe scolaire de l'ile de Montreal or an intermunicipal management board in Quebec,

(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

(j) an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

(k) an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

(l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

(m) a person, other than an individual or investment fund, that has net assets of at least

$5,000,000 as shown on its most recently prepared financial statements,

(n) an investment fund that distributes or has distributed its Shares only to

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired Shares in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired Shares under section 2.18 [Investment fund reinvestment] of NI 45-106,

(o) an investment fund that distributes or has distributed Shares under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the Shares regulatory authority, has issued a receipt,

(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Company Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

(q) a person acting on behalf of a fully managed account managed by that person, if that person

(i) is registered or authorized to carry on business as an adviser or the equivalent under the Shares legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii) in Ontario, is purchasing a security that is not a security of an investment fund,

(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the Shares legislation of the jurisdiction of the registered charity to give advice on the Shares being traded,

(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting Shares required by law to be owned by directors, are persons that are accredited investors,

(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

(v) except in Ontario and Quebec, a person that is recognized or designated by the Shares regulatory authority as

(i) an accredited investor, or

(ii) for Alberta or British Columbia an exempt purchaser;

or, by the "Family, friends and business associates" exemption, excluding Ontario and subject to receipt of a section 2.6 of NI 45-106 risk acknowledgement form for Saskatchewan,

2. the Subscriber is (place an "X" on the appropriate line or lines and complete the missing information)

(a) a director, executive officer or control person of the issuer, or of an affiliate;

(b) a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of the issuer, or of an affiliate of the issuer, namely ________________________________________________________________;
(name of director, executive officer or control person)

(c) a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the issuer or of an affiliate of the issuer, namely

________________________________________________________________;
(name of director, executive officer or control person)

(d) a close personal friend of a director, executive officer or control person of the issuer or of an affiliate of the issuer, namely ________________________________________________________________;
(name of director, executive officer or control person)

(e) a close business associate of a director, executive officer or control person of the issuer, or of an affiliate of the issuer, namely ________________________________________________________________;
(name of director, executive officer or control person)

(f) a founder of the issuer or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the issuer, namely

_____________________________________________________________________;
(name of founder of the issuer)

(g) a parent, grandparent, brother, sister or child of the spouse of a founder of the issuer, namely _______________________________________________________________;
(name of the spouse of the founder of the issuer)

(h) a person or company of which a majority of the voting Shares are beneficially owned by, or a majority of the directors are, persons or companies described in paragraphs (a) to (g), or

(i) a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (a) to (g); or in Ontario,

3. as defined in section 2.7(1) of NI 45-106 Prospectus and Registration Exemptions, the Subscriber is (place an "X" on the appropriate line or lines):

(a) a founder of the issuer,

(b) an affiliate of a founder of the issuer,

(c) a spouse, parent, brother, sister, grandparent or child of an executive officer, director or founder of the issuer, or

(d) a person that is a control person of the issuer;

or in all Canadian jurisdictions,

4. as defined in section 2.24(1) of NI 45-106 Prospectus and Registration Exemptions, the Subscriber is

(place an "X" on the appropriate line or lines):

(a) an employee of the issuer or a related entity of the issuer,

(b) an executive officer of the issuer or a related entity of the issuer,

(c) a director of the issuer or a related entity of the issuer,

(d) a consultant of the issuer or a related entity of the issuer, or

(e) a permitted assign of a person referred to in (a) - (d) above.
  Offering Memorandum for British Columbia, Northwest Territories, New Brunswick, Nova Scotia and Newfoundland and Labrador Only -

If an offering memorandum has been provided to the Subscriber, by reason of the fact that the Subscriber is purchasing the security as principal, an offering memorandum has been received by the Subscriber and the Subscriber has signed the required form of risk acknowledgement.

6. Offering Memorandum for Alberta, Manitoba, Northwest Territories, Nunavut, Prince Edward Island, Quebec and Saskatchewan Only - The Subscriber has received an offering memorandum, the Subscriber is purchasing as principal, the Subscriber has signed the required form of risk acknowledgement and the Subscriber is not created or used solely to purchase or hold Shares in reliance on the exemption from the dealer registration requirement or the prospectus requirement set out in subsections 2.9(2) and (4) of NI 45-106 and (place an "X" on the appropriate line or lines):

The investment cost does not exceed $10,000; or

The Subscriber is an "eligible investor", as defined in section 1.1 [Definitions] of NI 45-106, by reason of the fact that the Subscriber is (place an "X" on the appropriate line or lines):

(a) a person or company whose

      (i)      net assets, alone or with a spouse, in the case of an individual, exceed $400,000,

(ii) net income before taxes exceeded $75,000 in each of the 2 most recent calendar years and who reasonably expects to exceed that income level in the current calendar year, or

(iii) net income before taxes, alone or with a spouse, in the case of an individual, exceeded $125,000 in each of the 2 most recent calendar years and who reasonably expects to exceed that income level in the current calendar year,

(b) a person of which a majority of the voting Shares are beneficially owned by eligible investors or a majority of the directors are eligible investors,

(c) a general partnership in which all of the partners are eligible investors,

(d) a limited partnership in which the majority of the general partners are eligible investors,

(e) a trust or estate in which all of the beneficiaries or a majority of the trustees or executors are eligible investors,

(f) an accredited investor,

(g) a person described in section 2.5 [Family, friends and business associates] of NI 45-106, or

(h) a person that has obtained advice regarding the suitability of the investment and, if the person is resident in a jurisdiction of Canada, that advice has been obtained from an eligibility adviser.

and if the issuer is an investment fund,

the investment fund is a non-redeemable investment fund, or a mutual fund that is a reporting issuer, and in Manitoba, Quebec and Saskatchewan, is an issuer listed for trading on an exchange or quoted on an over-the-counter market.

The statements made in this Certificate are true.

DATED , 2006.

 Name of Subscriber [Please Print]

 Signature of Subscriber or Authorized Signatory of Subscriber

 Name and Office of Authorized Signatory [Please Print]

 Address of Subscriber

APPENDIX III

FOREIGN EXEMPTION CERTIFICATE
IN THE MATTER OF BLACK HAWK EXPLORATION, INC.
(the "Company")

In addition to the covenants, representations and warranties contained in the Private Placement Subscription Agreement, to which this Appendix is attached, the undersigned Subscriber covenants, represents and warrants to the Company as follows:

The Subscriber warrants the Subscriber is not a US or Canadian subscriber. The Subscriber further warrants that the Subscriber is an eligible exempt investor under the laws of the Subscriber's country of domicile. The Subscriber therefore has no restriction in law to his right to subscribe for the Shares and acknowledges that the Company is relying upon this in issuing the Shares. The Subscriber advises the Company that the Subscriber is exempt from investment restriction in the Subscriber's country of domicile by one or more of the following (check appropriate category):

( ) the Subscriber's domicile laws do not restrict a citizen's investment;

( ) the Subscriber is subscribing for an amount which constitutes an exempt purchase amount in the Subscriber's jurisdiction which is $ ;

( ) the Subscriber is exempt from registration in his jurisdiction due to his net wealth (the minimum net amount of which is $ );

( ) the Subscriber is exempt due to a further exemption which is described as:

The statements made in this Certificate are true.

DATED , 2006.

 Name of Subscriber [Please Print]

 Signature of Subscriber or Authorized Signatory of Subscriber

Name and Office of Authorized Signatory [Please Print]

Address of Subscriber

SCHEDULE "A"

TO THE PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
OF
BLACK HAWK EXPLORATION INC.

Article 1
SUBSCRIPTION FOR Shares AND CONDITIONS OF SUBSCRIPTION

1.1 Acceptance of subscription or return of Subscription Price by the Company. The Company, upon acceptance by its board of directors of all or part of this Subscription Agreement, hereby agrees to issue the Shares as fully paid and non-assessable shares and to refund to the Subscriber any excess subscription monies of the Subscription Price of any non-accepted portion of this Subscription Agreement. The Subscriber agrees and directs that where the Subscriber has omitted to complete certain sections of this Agreement the Company or its agents may complete such sections from the Company's knowledge or logic (such as, by way of example only and without limitation, inserting the number of Shares subscribed based upon the funds tendered) or by direction by the Subscriber by phone or otherwise.

1.2 Use of Funds before and after acceptance. The subscription monies shall be advanced immediately to the Company's general fund to reserve the Subscriber's subscription, shall not be held in trust, may be employed by the Company for its business purposes immediately and prior to acceptance and shall constitute solely a reservation of subscription and advance of funds therefore. The Subscriber shall not demand return of its subscription unless the Shares have not been issued for a period in excess of one year from the date of this subscription and such demand may be fulfilled by acceptance and delivery of subscribed Shares or return of funds, at the sole discretion of the Company. The Subscriber acknowledges that the funds to be raised from the Shares are to be employed for the business of the Company in accordance with management's determination as to the best use of the same for the Company's business plan. Notwithstanding any disclosure document or offering memorandum or prospectus provided concurrent with this subscription, the Company reserves the right at any time to alter its business plan in accordance with management's appreciation of the market for the goods and services of the Company and the best use of the Company's funds to advance its business, whether present or future.

1.3 Subscriber's eligibility for subscription. The Subscriber acknowledges and warrants (and has made diligent inquiries to so determine or has the sophistication and knowledge to know his status without concern of error), on which the Company relies, that the Subscriber is purchasing the Shares on a private basis and without infraction of or impedance by his domicile laws, and, the Subscriber has completed the appropriate Appendix to this Agreement, and the completion of the same, whether signed or not, constitutes a true and accurate statement by the Subscriber.

1.4 Shares issued at different prices and characteristics. The Subscriber acknowledges that the Company may issue shares at different prices which may occur sequentially, from time to time, or at the same time and prices in the future may be lower than now. The Company may also issue offerings which have warrants, or other benefits, attached and some offerings which do not. Not all subscribers will receive common shares, or other share classes, of the Company at the same price and such may be issued at vastly different prices to that of the Subscriber. For example, the Company will or may issue common shares at nominal prices as "founder's shares" (which may or will constitute millions of common shares, as determined solely by the Company's board) or for developmental assets (which cannot be valued and so may be assigned a nominal value on the Company's books) or for services or to attract expertise or management talent or other circumstances considered advisable by the board of directors of the Company. Such issuances at different prices are made by the board in its judgment as to typical structuring for a company such as the Company, to provide incentive, reward, and to provide a measure of developmental control, to acquire assets or services which the board considers necessary or advisable for the Company's development and success, and other such considerations in the board's judgment. The Company may or will acquire debt and/or undertake equity financings in the future required or advisable, as determined by the Company's board, in the course of the Company's business development. The Subscriber acknowledges these matters, understands that the Subscriber's investment is not necessarily the most advantageous investment in the Company and authorizes the board of the Company now and hereafter to use its judgment to make such issuances whether such issuances are at a lesser, equal or greater price than that of the Subscriber and whether such is prior to, concurrent with, or subsequent to the Subscriber's investment.

Article 2
INVESTMENT SUBSCRIPTION TERMS, CORPORATE DISCLOSURE AND GENERAL SUBSCRIBER ACKNOWLEDGEMENTS AND WARRANTIES

2.1 Release of liability and indemnity. The Subscriber agrees that in consideration, in part, of the Company's within acceptance of this subscription, the Subscriber does hereby release, remise and forever discharge the Company and its subsidiaries, directors, officers, employees, attorneys, agents, executors, administrators, successors and assigns, of and from all manner of action and causes of action, suits, debts, dues, accounts, bonds, covenants, trusts, contracts, claims, damages and demands, whether known or unknown, suspected or unsuspected and whether at law or in equity, which against the Company and/or any of its subsidiaries, directors, officers, employees, attorneys, agents, executors, administrators, successors and assigns, the Subscriber ever had, now has, or which the Subscriber or any of them hereafter can, shall or may have by reason of any matter arising from the within subscription or the use of funds or the operation of the Company (collectively, the "Release") except only for gross negligence or fraud (and such shall constitute only objective willful act of objective material wrongdoing, and such exception shall only apply against the Company committing such gross negligence or fraud). The Subscriber shall hold harmless and indemnify the Company from and against, and shall compensate and reimburse the same for, any loss, damage, claim, liability, fee (including reasonable attorneys' fees), demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by the Company, or to which the Company becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to, any inaccuracy in or breach of any representation, warranty, covenant or obligation of the Subscriber contained in this Agreement. This Release is irrevocable and will not terminate in any circumstances.

2.2 The Subscriber's representations, warranties and understandings. The Subscriber acknowledges, represents and warrants to the Company and understands that:

(a) Experience and counsel. The Subscriber has the requisite knowledge and experience in financial and business matters for properly evaluating the risks of an investment in the Company and has sought all such counsel as the Subscriber has considered advisable.

(b) Adequacy of information. The Subscriber has been given the opportunity to ask questions of, and to receive answers from, the Company concerning the terms and conditions of the offering and the Subscriber has received all information regarding the Company reasonably requested by the Subscriber in order to evaluate an investment in the Company.

(c) Independent investigation. In making a decision to invest in the Company the Subscriber has relied solely upon independent investigations made by the Subscriber, and the particular tax consequences arising from an investment in the Company will depend upon the Subscriber's individual circumstances and is at his sole risk.

(d) Principal. The Subscriber is purchasing the Shares as principal for the Subscriber's own account and not for the benefit of any other person, except as otherwise stated herein, and not with a view to the resale or distribution of all or any of the Shares.

(e) Decision to purchase. The decision of the Subscriber to enter into this Agreement and to purchase Shares pursuant hereto has been based only on the representations of this Agreement and any accompanying offering memorandum, if any. It is not made on other information relating to the Company and not upon any oral representation as to fact or otherwise made by or on behalf of the Company or by any person which contradicts this Agreement or any offering memorandum. The Subscriber agrees that the Company assumes no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of any business plan information which has been created based upon the Company's management experience. In particular, and without limiting the generality of the foregoing, the decision to subscribe for Shares has not been influenced by:

(i) newspaper, magazine or other media articles or reports related to the Company or their businesses;

(ii) promotional literature or other materials used by the Company for sales or marketing purposes; or

(iii) any representations, oral or otherwise, that the Company will become a listed company, that any of the Shares will be repurchased or have any guaranteed future realizable value or that there is any certainty as to the success of the Company or the liquidity or value of any of the Shares of the Company.

(f) Advertisements. The Subscriber acknowledges that the Subscriber has not purchased Shares as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(g) Information not received. The Subscriber has not received, nor has the Subscriber requested, nor does the Subscriber have any need to receive, any offering memorandum or any other document (other than documents the content of which is prescribed by statute or regulation) describing the business and affairs of the Company which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Shares, and the Subscriber has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Shares.

(h) Economic risk. The Subscriber has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the Subscriber's investment in and to any of the Shares, and the Subscriber is able to bear the economic risk of a total loss of the Subscriber's investment in and to any of the Shares. The Subscriber understands that an investment in any of the Shares is a speculative investment and that there is no guarantee of success of the plans of the Company's management. Such plans are an effort to apply present knowledge and experience to project a future course of action which is hoped will result in financial success employing the Company's assets and with the present level of management's skills and of those whom the Company will need to attract (which cannot be assured). Additionally, all plans are capable of being frustrated by new or unrecognized or unappreciated present or future circumstances which can typically not be predicted, accurately or at all.

(i) No Representations as to resale. No person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase any of the Shares;

(ii) that any person will refund the purchase of any of the Shares;

(iii) as to the future price or value of any of the Shares; or

(iv) that any of the Shares will be listed and posted for trading on any stock exchange, over-the-counter or bulletin board market, or that application has been made to list and post any of the Shares for trading on any stock exchange, over-the-counter or bulletin board market.

(j) Resale restrictions. The Subscriber has been independently advised as to the applicable hold period imposed in respect of the Shares by Shares legislation in the jurisdiction in which the Subscriber resides and confirms that no representation has been made respecting the applicable hold periods for the Shares (including their component parts) and is aware of the risks and other characteristics of the Shares and of the fact that the Subscriber may not be able to resell the Shares except in accordance with the applicable Shares legislation and regulatory policy. In this regard the Subscriber agrees that if the Subscriber decides to offer, sell or otherwise transfer any of the Shares, the Subscriber will not offer, sell or otherwise transfer any of such Shares, directly or indirectly, in the U.S. or to U.S. residents unless:

(i) the sale is to the Company;

(ii) the sale is made outside the United States in compliance with the requirements of Rule 904 of Regulation S under the United States Shares Act of 1933 (the "1933 Act") and in compliance with applicable state Shares laws;

(iii) the sale is made pursuant to an exemption from registration under the 1933 Act provided by Rule 144 thereunder and in compliance with applicable state Shares laws; or

(iv) with the prior written consent of the Company, the sale is made pursuant to another applicable exemption from registration under the 1933 Act and in compliance with applicable state Shares laws.

(k) Reports and undertakings. If required by applicable Shares legislation, policy or order or by any Shares commission, stock exchange or other regulatory authority, the Subscriber will execute and otherwise assist the Company in filing such reports, undertakings and other documents as may be reasonably required with respect to the issue of the Shares.

(l) No prospectus filing. The Subscriber acknowledges that this is an offering made on a private basis without a prospectus and that no federal, state, provincial or other agency has made any finding or determination as to the merits of the investment nor made any recommendation or endorsement of the Shares, and that:

(i) the Subscriber may be or is restricted from using most of the civil remedies available under applicable Shares legislation;

(ii) no Shares commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(iii) the Subscriber may not receive information that would otherwise be required to be provided to the Subscriber under such Shares legislation; and

(iv) in addition to releases contained in this Agreement, the Company is relieved from certain obligations that would otherwise apply under applicable Shares legislation.

(m) Withdrawal. This Agreement is given for valuable consideration and, except as permitted by this Agreement, shall not be withdrawn or revoked by the Subscriber once tendered to the Company with the Subscription Price.

(n) Disclosure of Subscriber information. By providing personal information to the Company, the Subscriber and each person for whom it is contracting is consenting to the Company's collection, use and disclosure of that information for the purpose of the subscription of the Shares, the offering and general corporate purposes. The Subscriber, and each person for whom it acts, consents to disclosure of personal information by the Company to regulators or any other person or entity the Company considers advisable or necessary for their Shares, corporate or other purposes.

(o) Waiver of pre-emptive rights. The Subscriber hereby grants, conveys and vests unto the President of the Company, or unto such other nominee or nominees of the President as he may determine from time to time, in the President's sole and absolute discretion, to the extent permitted by law, the right to act as the Subscriber's power of attorney solely for the purpose of waiving any prior or pre-emptive rights which the Subscriber may have to further issues of equity or debt by the Company under applicable corporate and Shares laws.

(p) Age of majority. The Subscriber, if an individual, has attained the age of majority and is legally competent to execute this Agreement and to take all actions required pursuant hereto.

(q) Authorization and formation of subscriber. The Subscriber, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the Shares, and such entity has not been formed for the specific purpose of acquiring Shares in this issue and has not acted to acquire Shares in this issue in violation of the provisions of Regulation S or Rule 144 under the Shares laws of the United States or in violation of any of the exemptions provided by the Shares laws of any other jurisdiction. If the Subscriber is one of the aforementioned entities it hereby agrees that, upon request of the Company, it will supply the Company with any additional written information that may be requested by the Company. In addition, the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms of and provisions of any law applicable to, or the constating documents, if a corporation, of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber may be bound.

(r) Legal obligation. This Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber.

(s) Compliance with applicable laws. The Subscriber knows of no reason (and is sufficiently knowledgeable to determine the same or has sought legal advice) why the delivery of this Agreement, the acceptance of it by the Company and the issuance of the Shares to the Subscriber will not comply with all laws applicable to the Subscriber and the Subscriber has no reason to believe that the Subscriber's subscription hereby will cause the Company to become subject to or required to comply with any disclosure, prospectus or reporting requirements or to be subject to any civil or regulatory review or proceeding. In addition, the Subscriber will comply with all applicable Shares laws and will assist the Company in all reasonable manners to comply with all applicable Shares laws.

(t) Encumbrance or transfer of Shares. The Subscriber will not sell, assign, gift, pledge or encumber in any manner whatsoever any of the Shares herein subscribed for except in accordance with applicable Shares legislation and this Agreement.

2.3 Truth of Subscriber's representations and warranties. The Subscriber understands that the Company will rely on the acknowledgments, representations and covenants of the Subscriber contained in this Agreement in determining whether a sale of the Shares to the Subscriber is in compliance with applicable Shares laws and in the best interest of the Company. All of the information set forth in this Agreement with respect to the Subscriber are correct and complete as of the date hereof and if there should be any material change in such information prior to the acceptance of this Agreement by the Company the Subscriber will immediately furnish the revised or corrected information to the Company.

Article 3
RESTRICTED COMMON SHARES AND RESTRICTED DISPOSITION

3.1 U.S. law application. If or as the Company is or may become a U.S. company or otherwise a company whose Shares are or may be subject to U.S. law, the Subscriber hereby agrees, represents and warrants to the Company as follows:

(a) If Subscriber is representing that he is not a U.S. person then such representation is true and (i) Subscriber is not a U.S. Person as defined in Rule 902 of Regulation S ("Regulation S") under the 1933 Act, which definition includes, but is not limited to, any natural person resident in the United States, any corporation or partnership incorporated or organized under the laws of the United States, or any estate or trust of which any executor, administrator or trustee is a U.S. Person; (ii) is not purchasing any of the Shares for the account or benefit of any U.S. Person or for offering, resale or delivery for the account or benefit of any U.S. Person or for the account of any person in any jurisdiction; and (iii) was not offered any Shares in the United States and was outside the United States at the time of execution and delivery of this Subscription Agreement.

(b) The Subscriber acknowledges that the Shares have not been registered under the 1933 Act and the Company has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Shares. The Subscriber agrees to resell the Shares only in accordance with the provisions of applicable Shares laws, pursuant to a registration under the 1933 Act, or pursuant to an available exemption from such registration (in particular the provisions of Regulation S or Rule 144, as applicable), and that hedging transactions involving the Shares may not be conducted unless in compliance with the 1933 Act. The Subscriber understands that any certificate representing the Shares will bear a legend setting forth the foregoing restrictions. The Subscriber understands that the Shares are restricted Shares within the meaning of Rule 144 promulgated under the 1933 Act, that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of purchase and payment of the Shares by the Subscriber, and other terms and conditions of Rule 144 are complied with, and that any sale of the Shares may be made by the Subscriber only in limited amounts in accordance with such terms and conditions and even then may not be available unless (i) a public trading market then exists for the common stock of the Company that issued such Shares, (ii) adequate information concerning the Company that issued such Shares is then available to the public and (iii) other terms and conditions of Rule 144 are complied with.

(c) The Subscriber further acknowledges and understands that, without in any way limiting the acknowledgements and understandings as set forth hereinabove, the Subscriber agrees that the Subscriber shall in no event make any disposition of all or any portion of the Shares which the Subscriber is acquiring hereunder unless and until:

(i) there is then in effect a "Registration Statement" under the 1933 Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(ii) (A) the Subscriber shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (B) the Subscriber shall have furnished the Company with an opinion of the Subscriber's own counsel to the effect that such disposition will not require registration of any such Shares under the 1933 Act and (C) such opinion of the Subscriber's counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Subscriber of such concurrence.

3.2 Legending of the Shares. The Subscriber agrees and understands that the certificates representing the Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

"The transfer of the Shares represented by this certificate is prohibited except in accordance with the provisions of Regulation S promulgated under the United States Shares Act of 1933, as amended (the "1933 Act"), pursuant to registration under the 1933 Act or pursuant to an available exemption from registration. In addition, hedging transactions involving such Shares may not be conducted unless in compliance with the 1933 Act."

In addition, the Subscriber also acknowledges and understands that the certificates representing the Shares may also be required to be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner in the provinces and territories of Canada:

"Unless permitted under Shares legislation, the holder of this security must not trade the security before the date that is four months and a day after the later of (i) the distribution date, and (ii) the date the issuer became a reporting issuer in any province or territory in Canada."

3.3 Company permission for transfer. The Subscriber agrees that unless and until there is a public market for the Company's Shares and a Registration Statement is in effect for the Subscriber's Shares received from the Company, the Subscriber may not sell such Shares without prior notice to the Company and until the Company's counsel is satisfied that the Subscriber may lawfully sell the Shares. The Subscriber acknowledges that this is an effort by the Company to protect itself but that the Company nor its counsel is in control of the facts of the sale and may themselves make error in law and neither the Company nor its counsel hold out that any permission constitutes advice to the Subscriber that he may in fact sell and all risks of the sale, legal and otherwise, reside solely with the Subscriber.

Article 4
GENERAL PROVISIONS

4.1 Address for delivery. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by delivery (electronic or otherwise) or prepaid registered mail deposited in a post office addressed to the Subscriber or the Company at the address specified in this Agreement. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the fifth day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee. Each party to this Agreement may, at any time, and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

4.2 Gender and number. This Agreement is to be read with all changes in gender or number as required by the context and the gender of the Subscriber.

4.3 Governing law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada and the federal laws of the United States applicable therein. Any dispute regarding matters as between the Subscriber and the Company, whether as a subscriber or securityholder and whether arising under this Agreement or pursuant to securityholder rights pursuant to the constating documents of the Company or applicable law, shall be adjudicated exclusively in the Courts of the State of Nevada, unless the Company shall permit otherwise.

4.4 Representation and conflict. It is hereby acknowledged by each of the parties hereto that the Subscriber has obtained independent legal advice with respect to its review and execution of this Agreement.

4.5 Survival of Agreement terms. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby. The terms of this Agreement shall bind the Subscriber, and any successor or assignee, from the date of tendering to the Company and both before and after issuance of the Shares, and shall continue to bind until sale or other disposition of all the Shares by the Subscriber but that certain provisions, such as the release, indemnity and confidentiality provisions of this Agreement shall continue to bind for a period of ten (10) years after the sale or other disposition of the Shares.

4.6 Enforceability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

4.7 Counterparts. This Agreement may be signed by the parties hereto in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the execution date as set forth in this Agreement. This Agreement may also be executed and exchanged by facsimile and such facsimile copies shall be valid and enforceable agreements.

4.8 Entire Agreement. This Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings. There are no collateral agreements or understandings hereto and this Agreement, and the documents contemplated herein, constitutes the totality of the parties' agreement.

4.9 Amendments. This Agreement may be amended or modified in any respect by written instrument only. The Company may give notice of an amendment to the terms of this Agreement by delivery to the Subscriber of the intended amendment addendum. In the event that the Subscriber does not refuse the amendment within fifteen (15) days of delivery of the proposed amendment then this Agreement will be amended to the proposed terms without any further act required by the Subscriber.

4.10 Successors and assigns. The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Subscriber, the Company and its successors and lawfully permitted assigns. This Agreement shall not be assignable by any party without the written consent of the other parties hereto. The benefit and obligations of this Agreement, insofar as they extend to or affect the Subscriber, shall pass with any assignment or transfer of any of the Shares in accordance with the terms of this Agreement, except as otherwise noted in this Agreement.

4.11 Time of the essence. Time is of the essence in this Agreement.